UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Balanced Shares

May 31, 2012

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 19, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the semi-annual reporting period ended May 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities, including U.S. Government and corporate fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but these securities may comprise up to 75% of its investments. Normally, the Fund’s investments will consist of about 40% in fixed-income securities, but these securities may comprise up to 60% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. or Fitch Ratings). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as AllianceBernstein L.P. (the “Adviser”) deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging market or developed countries. The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared with its composite benchmark (the “Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital (“BC”) U.S. Aggregate Bond Index, respectively, for the six- and 12-month periods ended May 31, 2012. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. The Fund is managed by the Balanced Shares Investment Team (the “Team”), comprised of the Relative Value Investment Team and the U.S. Investment Grade Core Fixed-Income Team.

The Fund outperformed the Composite and the Lipper Average for both the six- and 12-month periods ended May 31, 2012, before sales charges. During the six-month period, the

ALLIANCEBERNSTEIN BALANCED SHARES •	1

equity portion benefitted from stock selection, especially in the healthcare and technology sectors. Healthcare companies benefitted from better-than-expected earnings. An underweight to the utilities sector also contributed. The Fund’s underweight to the financial sector and stock selection in the sector detracted, as improved confidence, especially in credit and bank lending, helped the performance of financial stocks. For the 12-month period, the equity allocation benefitted from stock selection in the technology and energy sectors, while stock selection in the materials and utilities sectors detracted. An overweight to the healthcare sector contributed, as did an underweight to the financial sector. An underweight to the utilities sector detracted.

Within the fixed-income segment, an underweight in Treasuries and overweight in commercial mortgage-backed securities (“CMBS”) contributed positively during the six-month period, as did security selection within the Fund’s asset-backed and investment grade-corporate securities. Yield curve positioning, specifically an overweight in the 10- to 20-year maturity area of the curve, where yields fell most, was also positive. Credit default swaps, utilized for hedging purposes detracted. For the 12-month period, the fixed income portion of the Fund detracted. An underweight to Treasuries and overweight to investment-grade corporates and CMBS—as risk aversion earlier in the period was elevated—detracted. Security selection within the Fund’s corporate, CMBS and mortgage holdings also detracted while security selection in the Fund’s asset-backed holdings was positive. Yield curve positioning was again a positive as the Fund was overweight in the five- to 20-year area of the curve, where rates fell most. Credit default swaps, utilized for hedging purposes again detracted for the 12-month period as they underperformed nominal corporate bonds.

Market Review and Investment Strategy

Volatility continued during the six-month period ended May 31, 2012, as global markets remained highly correlated with headlines emanating from Europe’s ongoing debt crisis. After early bouts of investor risk aversion, which drove Treasury yields lower, market sentiment improved in the first quarter of 2012. Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In April and May, however, unease about Europe’s sovereign debt woes once again climbed to the forefront. The latest cause for worry centered on Spain, which entered its second recession since 2009. Compounded by weaker-than-expected growth in developed and emerging market countries alike, equity markets fell sharply in May and anxiety about the fate of the euro currency union grew. Nervous investors de-risking into safe havens, such as the U.S. Treasury market, again drove high-quality

2	• ALLIANCEBERNSTEIN BALANCED SHARES

government bond yields down to historic lows across the globe.

The Team continues to believe global macro uncertainty will be slow to recede and that capital markets will be prone to dramatic shifts in sentiment. Global imbalances are unsustainably large, and a policy prescription may do more harm than short-term good. The Team harbors concerns that loose monetary policy may distort market price signals and contribute to a misallocation of capital.

However, with uncertainty comes opportunity. In the Team’s view, the Fund continues to feature investments that offer an attractive combination of free cash flow, balance sheet and fundamental strength, and business model transparency. The Team has avoided expensive, high-yielding stocks with very high-dividend payout ratios, and has continued to work to ensure that the Fund’s economically-sensitive holdings are unencumbered by balance sheet strain.

ALLIANCEBERNSTEIN BALANCED SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index and the unmanaged BC U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The composite benchmark represents a blended performance barometer consisting of a 60%/40% blend of the Russell 1000 Value Index and the BC U.S. Aggregate Bond Index, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Allocation Risk: If the Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these asset classes is performing more poorly than the other.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BALANCED SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares†
Class A	5.71%	1.95%

Class B*	5.26%	1.12%

Class C	5.35%	1.21%

Advisor Class**	5.83%	2.22%

Class R**	5.62%	1.68%

Class K**	5.72%	1.94%

Class I**	6.00%	2.39%

Composite benchmark: 60% Russell 1000 Value Index/40% Barclays Capital U.S. Aggregate Bond Index	4.86%	0.82%

Russell 1000 Value Index	5.62%	-3.88%

Barclays Capital U.S. Aggregate Bond Index	3.46%	7.12%

Lipper Mixed-Asset Target Allocation Average	3.12%	-4.35%

†     Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended May 31, 2012, by 0.01% and 0.02%, respectively, for all share classes.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	1.95%	-2.38%
5 Years	0.43%	-0.44%
10 Years	4.61%	4.16%

Class B Shares
1 Year	1.12%	-2.88%
5 Years	-0.34%	-0.34%
10 Years(a)	4.00%	4.00%

Class C Shares
1 Year	1.21%	0.21%
5 Years	-0.30%	-0.30%
10 Years	3.86%	3.86%

Advisor Class Shares†
1 Year	2.22%	2.22%
5 Years	0.72%	0.72%
10 Years	4.92%	4.92%

Class R Shares†
1 Year	1.68%	1.68%
5 Years	0.16%	0.16%
Since Inception*	4.33%	4.33%

Class K Shares†
1 Year	1.94%	1.94%
5 Years	0.46%	0.46%
Since Inception*	3.18%	3.18%

Class I Shares†
1 Year	2.39%	2.39%
5 Years	0.87%	0.87%
Since Inception*	3.58%	3.58%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.85%, 1.80%, 0.79%, 1.38%, 1.07% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	1.79%
5 Years	0.45%
10 Years	5.07%

Class B Shares
1 Year	1.53%
5 Years	0.57%
10 Years(a)	4.90%

Class C Shares
1 Year	4.55%
5 Years	0.60%
10 Years	4.76%

Advisor Class Shares†
1 Year	6.67%
5 Years	1.63%
10 Years	5.83%

Class R Shares†
1 Year	6.06%
5 Years	1.07%
Since Inception*	4.64%

Class K Shares†
1 Year	6.36%
5 Years	1.37%
Since Inception*	3.56%

Class I Shares†
1 Year	6.77%
5 Years	1.78%
Since Inception*	3.95%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,057.10	$5.66	1.10%
Hypothetical**	$1,000	$1,019.50	$5.55	1.10%
Class B
Actual	$1,000	$1,052.60	$9.60	1.87%
Hypothetical**	$1,000	$1,015.65	$9.42	1.87%
Class C
Actual	$1,000	$1,053.50	$9.39	1.83%
Hypothetical**	$1,000	$1,015.85	$9.22	1.83%
Advisor Class
Actual	$1,000	$1,058.30	$4.17	0.81%
Hypothetical**	$1,000	$1,020.95	$4.09	0.81%
Class R
Actual	$1,000	$1,056.20	$7.09	1.38%
Hypothetical**	$1,000	$1,018.10	$6.96	1.38%
Class K
Actual	$1,000	$1,057.20	$5.50	1.07%
Hypothetical**	$1,000	$1,019.65	$5.40	1.07%
Class I
Actual	$1,000	$1,060.00	$3.30	0.64%
Hypothetical**	$1,000	$1,021.80	$3.23	0.64%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $553.9

TEN LARGEST HOLDINGS**

May 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Federal National Mortgage Association	$33,179,474	6.0%
U.S. Treasury Notes	19,475,266	3.5
UnitedHealth Group, Inc.	14,102,560	2.5
General Electric Co.	12,719,858	2.3
Wells Fargo & Co.	12,538,601	2.3
JPMorgan Chase & Co.	11,347,843	2.1
Liberty Interactive Corp.	10,965,448	2.0
CVS Caremark Corp.	10,696,506	1.9
Apple, Inc.	10,058,279	1.8
U.S. Treasury Bonds	9,578,649	1.7
	$144,662,484	26.1%

*	All data are as of May 31, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 69.6%
Financials – 12.8%
Capital Markets – 2.6%
BlackRock, Inc. – Class A	52,010	$8,883,308
Goldman Sachs Group, Inc. (The)	55,160	5,278,812

		14,162,120

Commercial Banks – 3.4%
Fifth Third Bancorp	255,440	3,410,124
PNC Financial Services Group, Inc.	48,855	3,000,674
Wells Fargo & Co.	391,220	12,538,601

		18,949,399

Consumer Finance – 0.6%
Capital One Financial Corp.	68,810	3,534,770

Diversified Financial Services – 2.2%
IntercontinentalExchange, Inc.(a)	11,850	1,451,033
JPMorgan Chase & Co.	328,480	10,889,112

		12,340,145

Insurance – 4.0%
ACE Ltd.	104,550	7,562,101
Hartford Financial Services Group, Inc.	313,250	5,268,865
MetLife, Inc.	188,767	5,513,884
Travelers Cos., Inc. (The)	57,110	3,568,804

		21,913,654

		70,900,088

Health Care – 11.5%
Biotechnology – 1.7%
Amgen, Inc.	99,018	6,883,731
Gilead Sciences, Inc.(a)	44,230	2,209,289

		9,093,020

Health Care Equipment & Supplies – 1.5%
St. Jude Medical, Inc.	170,953	6,568,014
Zimmer Holdings, Inc.	24,900	1,510,185

		8,078,199

Health Care Providers & Services – 4.5%
Cardinal Health, Inc.	57,060	2,361,143
Humana, Inc.	32,713	2,498,946
McKesson Corp.	70,550	6,157,604
UnitedHealth Group, Inc.	252,870	14,102,560

		25,120,253

Pharmaceuticals – 3.8%
Abbott Laboratories	47,200	2,916,488
Forest Laboratories, Inc.(a)	90,310	3,160,850
Johnson & Johnson	37,570	2,345,495
Merck & Co., Inc.	181,360	6,815,509
Pfizer, Inc.	268,670	5,875,813

		21,114,155

		63,405,627

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 11.2%
Communications Equipment – 0.9%
Cisco Systems, Inc.	286,420	$4,677,238

Computers & Peripherals – 1.8%
Apple, Inc.(a)	17,410	10,058,279

IT Services – 0.9%
Accenture PLC	25,563	1,459,647
Amdocs Ltd.(a)	120,470	3,463,513

		4,923,160

Semiconductors & Semiconductor Equipment – 3.0%
Lam Research Corp.(a)(b)	89,580	3,341,334
Marvell Technology Group Ltd.(a)	649,763	8,141,530
Xilinx, Inc.	162,480	5,194,486

		16,677,350

Software – 4.6%
Activision Blizzard, Inc.	278,665	3,271,527
Adobe Systems, Inc.(a)	91,300	2,834,865
CA, Inc.	102,810	2,556,885
Cadence Design Systems, Inc.(a)	245,530	2,504,406
Microsoft Corp.	313,980	9,165,076
Oracle Corp.	199,140	5,271,236

		25,603,995

		61,940,022

Industrials – 11.0%
Aerospace & Defense – 2.1%
L-3 Communications Holdings, Inc.	33,190	2,263,226
Raytheon Co.	187,785	9,449,341

		11,712,567

Commercial Services & Supplies – 0.6%
Copart, Inc.(a)	121,920	3,305,251

Construction & Engineering – 1.0%
Foster Wheeler AG(a)	127,286	2,277,146
URS Corp.	85,781	3,102,699

		5,379,845

Electrical Equipment – 1.0%
AMETEK, Inc.	48,400	2,454,364
Hubbell, Inc. – Class B	42,060	3,319,375

		5,773,739

Industrial Conglomerates – 2.3%
General Electric Co.	666,310	12,719,858

Machinery – 2.5%
Actuant Corp. – Class A	109,010	2,852,792
Dover Corp.	79,100	4,473,896
Gardner Denver, Inc.	82,540	4,463,763

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Parker Hannifin Corp.	26,870	$2,196,354

		13,986,805

Professional Services – 1.0%
Towers Watson & Co.	89,360	5,384,834

Road & Rail – 0.5%
Norfolk Southern Corp.	40,557	2,657,295

		60,920,194

Energy – 7.3%
Energy Equipment & Services – 2.7%
Diamond Offshore Drilling, Inc.	113,060	6,577,831
Helmerich & Payne, Inc.	26,880	1,217,664
National Oilwell Varco, Inc.	106,223	7,090,385

		14,885,880

Oil, Gas & Consumable Fuels – 4.6%
Chevron Corp.	94,830	9,322,737
Devon Energy Corp.	52,600	3,130,752
Exxon Mobil Corp.	91,180	7,169,484
Occidental Petroleum Corp.	76,315	6,049,490

		25,672,463

		40,558,343

Consumer Discretionary – 6.9%
Automobiles – 0.4%
Harley-Davidson, Inc.	45,880	2,210,498

Internet & Catalog Retail – 2.0%
Liberty Interactive Corp.(a)	654,263	10,965,448

Media – 4.2%
Comcast Corp. – Class A	240,815	6,961,962
Liberty Media Corp. – Liberty Capital(a)	18,428	1,562,141
Scripps Networks Interactive, Inc. – Class A	112,270	6,149,028
Time Warner, Inc.	46,215	1,593,031
Viacom, Inc. – Class B	150,190	7,168,569

		23,434,731

Specialty Retail – 0.3%
Bed Bath & Beyond, Inc.(a)	20,890	1,509,302

		38,119,979

Consumer Staples – 3.9%
Beverages – 0.5%
Molson Coors Brewing Co. – Class B	76,020	2,922,969

Food & Staples Retailing – 1.9%
CVS Caremark Corp.	230,861	10,374,893

Food Products – 0.5%
Smithfield Foods, Inc.(a)	152,490	2,999,478

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.0%
Lorillard, Inc.	42,839	$5,294,901

		21,592,241

Materials – 2.7%
Chemicals – 0.6%
CF Industries Holdings, Inc.	19,610	3,352,526

Metals & Mining – 1.0%
Newmont Mining Corp.	123,060	5,803,510

Paper & Forest Products – 1.1%
Domtar Corp.	75,650	5,984,671

		15,140,707

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	191,680	6,549,706
Verizon Communications, Inc.	68,080	2,834,851

		9,384,557

Utilities – 0.6%
Multi-Utilities – 0.6%
Ameren Corp.	110,700	3,576,717

Total Common Stocks (cost $351,888,356)		385,538,475

	Principal Amount (000)
CORPORATES - INVESTMENT GRADES – 8.0%
Industrial – 3.9%
Basic – 0.4%
Alcoa, Inc. 5.40%, 4/15/21	$215	221,703
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	230	236,287
ArcelorMittal 6.125%, 6/01/18	158	159,217
ArcelorMittal USA LLC 6.50%, 4/15/14	235	250,801
Dow Chemical Co. (The) 4.125%, 11/15/21	55	57,728
5.25%, 11/15/41	55	59,146
7.60%, 5/15/14	140	156,459
8.55%, 5/15/19	177	234,116
Eastman Chemical Co. 2.40%, 6/01/17	108	108,456
3.60%, 8/15/22	41	40,892
International Paper Co. 7.95%, 6/15/18	370	464,725

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

PPG Industries, Inc. 5.75%, 3/15/13	$192	$199,415
Teck Resources Ltd. 4.75%, 1/15/22	155	165,598

		2,354,543

Capital Goods – 0.2%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)	61	64,488
Owens Corning 6.50%, 12/01/16	353	396,326
Republic Services, Inc. 5.25%, 11/15/21	218	251,293
5.50%, 9/15/19	153	178,378
United Technologies Corp. 3.10%, 6/01/22	125	129,796

		1,020,281

Communications - Media – 0.8%
CBS Corp. 3.375%, 3/01/22	276	274,743
5.75%, 4/15/20	96	112,474
8.875%, 5/15/19	174	232,353
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	440	641,837
Comcast Corp. 5.15%, 3/01/20	95	110,936
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22	220	220,524
4.60%, 2/15/21	175	187,147
4.75%, 10/01/14	80	86,185
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)	365	385,075
Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22	35	34,970
News America, Inc. 6.15%, 3/01/37-2/15/41	276	313,193
9.25%, 2/01/13	150	157,677
Omnicom Group, Inc. 3.625%, 5/01/22	125	127,133
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	290	370,324
Time Warner Entertainment Co. LP 8.375%, 3/15/23	470	631,340
Virgin Media Secured Finance PLC 5.25%, 1/15/21	200	223,769
WPP Finance UK 8.00%, 9/15/14	323	366,735

		4,476,415

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
American Tower Corp. 5.05%, 9/01/20	$430	$451,842
AT&T, Inc. 3.00%, 2/15/22	115	117,233
4.45%, 5/15/21	225	256,676
British Telecommunications PLC 5.95%, 1/15/18	115	133,426
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)	370	354,186
Telecom Italia Capital SA 6.175%, 6/18/14	545	542,275
Telefonica Emisiones SAU 5.462%, 2/16/21	140	125,040
Vodafone Group PLC 6.15%, 2/27/37	285	361,356

		2,342,034

Consumer Cyclical - Automotive – 0.1%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)	323	352,158

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.625%, 4/15/31	455	592,632
Viacom, Inc. 5.625%, 9/15/19	460	545,004

		1,137,636

Consumer Cyclical - Other – 0.1%
Marriott International, Inc./DE 3.00%, 3/01/19	327	332,997

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19	255	321,613
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	390	406,975

		728,588

Consumer Non-Cyclical – 0.3%
Ahold Finance USA LLC 6.875%, 5/01/29	325	410,454
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	415	432,086
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)	590	619,191
Delhaize Group SA 5.875%, 2/01/14	150	158,616
Whirlpool Corp. 8.60%, 5/01/14	75	83,958

		1,704,305

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Energy – 0.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16	$410	$464,891
Encana Corp. 3.90%, 11/15/21	435	433,631
Marathon Petroleum Corp. 3.50%, 3/01/16	63	66,387
5.125%, 3/01/21	239	265,350
Nabors Industries, Inc. 9.25%, 1/15/19	302	398,232
Noble Energy, Inc. 8.25%, 3/01/19	355	458,383
Noble Holding International Ltd. 4.90%, 8/01/20	41	45,285
Phillips 66 4.30%, 4/01/22(c)	370	385,412
Southwestern Energy Co. 4.10%, 3/15/22(c)	102	103,390
Valero Energy Corp. 6.125%, 2/01/20	207	241,389
Weatherford International Ltd./Bermuda 5.125%, 9/15/20	55	59,441
9.625%, 3/01/19	280	369,091

		3,290,882

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(c)	425	403,750

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20	81	92,961
Hewlett-Packard Co. 4.65%, 12/09/21	167	173,107
Intel Corp. 4.80%, 10/01/41	105	117,333
Motorola Solutions, Inc. 7.50%, 5/15/25	90	112,133
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	394	397,673
Xerox Corp. 8.25%, 5/15/14	435	487,692

		1,380,899

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14	357	382,633

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42	350	357,455

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(c)	$440	$438,948
Con-way, Inc. 6.70%, 5/01/34	380	383,589
Ryder System, Inc. 5.85%, 11/01/16	164	188,479
7.20%, 9/01/15	147	169,097

		1,180,113

		21,444,689

Financial Institutions – 3.0%
Banking – 1.8%
Bank of America Corp. 5.625%, 7/01/20	170	176,066
5.70%, 1/24/22	550	584,306
5.875%, 2/07/42	365	372,632
Barclays Bank PLC 5.125%, 1/08/20	260	278,803
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	895	969,978
Citigroup, Inc. 4.50%, 1/14/22(b)	350	359,039
5.50%, 4/11/13	490	503,198
8.50%, 5/22/19	240	293,945
Countrywide Financial Corp. 6.25%, 5/15/16	143	147,159
DNB Bank ASA 3.20%, 4/03/17(c)	365	368,715
Fifth Third Bancorp 3.50%, 3/15/22	141	143,202
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	425	436,030
6.00%, 6/15/20	365	383,226
7.50%, 2/15/19	400	454,311
HSBC Holdings PLC 4.00%, 3/30/22	385	391,878
5.10%, 4/05/21	223	246,685
JPMorgan Chase & Co. 4.50%, 1/24/22	430	458,731
Lloyds TSB Bank PLC 4.375%, 1/12/15(c)	420	425,416
Macquarie Bank Ltd. 5.00%, 2/22/17(c)	73	74,406
Macquarie Group Ltd. 4.875%, 8/10/17(c)	307	309,181
Morgan Stanley 5.50%, 7/24/20-7/28/21	368	344,663
6.625%, 4/01/18	390	395,863
Nationwide Building Society 6.25%, 2/25/20(c)	425	457,217

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

PNC Funding Corp. 5.125%, 2/08/20	$190	$219,177
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21	250	266,749
Societe Generale SA 2.50%, 1/15/14(c)	140	136,466
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)	235	195,424
Wachovia Corp. 5.50%, 5/01/13	410	427,433

		9,819,899

Finance – 0.1%
General Electric Capital Corp. 4.65%, 10/17/21	146	160,406
SLM Corp. 7.25%, 1/25/22	160	156,606
Series A 5.375%, 1/15/13	306	311,141

		628,153

Insurance – 0.7%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16	165	190,447
American International Group, Inc. 6.40%, 12/15/20	340	381,490
Coventry Health Care, Inc. 5.95%, 3/15/17	130	149,002
6.30%, 8/15/14	260	283,783
Genworth Financial, Inc. 6.515%, 5/22/18	229	218,408
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)	247	323,248
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	120	124,366
5.50%, 3/30/20	207	218,688
Humana, Inc. 7.20%, 6/15/18	355	429,682
Lincoln National Corp. 8.75%, 7/01/19	172	218,481
Markel Corp. 7.125%, 9/30/19	261	307,218
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)	130	190,910
MetLife Capital Trust IV 7.875%, 12/15/37(c)	260	284,700
MetLife, Inc. 7.717%, 2/15/19	158	200,908
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(c)	493	449,688
XL Group PLC 5.25%, 9/15/14	68	71,840

		4,042,859

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Other Finance – 0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)	$192	$199,130
ORIX Corp. 4.71%, 4/27/15	300	313,665

		512,795

REITS – 0.3%
ERP Operating LP 5.25%, 9/15/14	355	381,658
HCP, Inc. 5.375%, 2/01/21	380	424,369
Health Care REIT, Inc. 5.25%, 1/15/22	380	408,778
Healthcare Realty Trust, Inc. 5.75%, 1/15/21	230	245,585

		1,460,390

		16,464,096

Utility – 1.0%
Electric – 0.4%
Constellation Energy Group, Inc. 5.15%, 12/01/20	160	176,401
FirstEnergy Corp. Series C
7.375%, 11/15/31	395	502,885
MidAmerican Energy Holdings Co. 6.125%, 4/01/36	300	380,199
Nisource Finance Corp. 6.80%, 1/15/19	355	428,712
Pacific Gas & Electric Co. 4.50%, 12/15/41	140	150,364
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)	385	402,383
TECO Finance, Inc. 4.00%, 3/15/16	135	144,927
5.15%, 3/15/20	160	183,938

		2,369,809

Natural Gas – 0.6%
DCP Midstream LLC 5.35%, 3/15/20(c)	181	202,572
Energy Transfer Partners LP 6.70%, 7/01/18	370	425,090
Enterprise Products Operating LLC 5.20%, 9/01/20	63	71,863
EQT Corp. 8.125%, 6/01/19	266	318,337
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	362	365,577
4.15%, 3/01/22	116	118,704

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

ONEOK, Inc. 4.25%, 2/01/22	$360	$378,027
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)	370	370,570
TransCanada PipeLines Ltd. 6.35%, 5/15/67	405	415,935
Williams Partners LP 5.25%, 3/15/20	293	331,253

		2,997,928

		5,367,737

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16	410	442,316
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20	330	359,467

		801,783

Total Corporates - Investment Grades (cost $41,021,785)		44,078,305

MORTGAGE PASS-THROUGHS – 6.3%
Agency Fixed Rate 30-Year – 5.2%
Federal Home Loan Mortgage Corp. Gold 4.50%, 10/01/39	3,872	4,138,315
Series 2005 5.50%, 1/01/35	875	957,478
Federal National Mortgage Association 3.50%, 12/01/41	2,071	2,175,670
4.00%, 1/01/41-12/01/41	5,289	5,634,250
4.50%, TBA	2,080	2,231,125
5.50%, 5/01/38-6/01/38	1,033	1,124,373
6.00%, 3/01/38-7/01/39	882	970,345
Series 2004 6.00%, 11/01/34	1,264	1,410,179
Series 2006 5.00%, 2/01/36	1,519	1,647,853
Series 2008 5.50%, 8/01/37	4,831	5,286,269
6.00%, 3/01/37-5/01/38	2,246	2,484,721
Series 2010 6.00%, 2/01/40-4/01/40	809	889,746

		28,950,324

Agency Fixed Rate 15-Year – 0.8%
Federal National Mortgage Association 3.00%, TBA	1,425	1,491,351
4.50%, TBA	1,290	1,381,711
4.50%, 6/01/26	1,470	1,572,949

		4,446,011

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Agency ARMs – 0.3%
Federal Home Loan Mortgage Corp. 2.40%, 4/01/35(e)	$969	$1,024,059
Series 2006 2.965%, 12/01/36(e)	72	77,503
3.001%, 1/01/37(e)	142	150,879
Federal National Mortgage Association Series 2007 2.418%, 2/01/37(e)	106	112,538
3.058%, 8/01/37(f)	301	318,888

		1,683,867

Total Mortgage Pass-Throughs (cost $33,695,048)		35,080,202

GOVERNMENTS - TREASURIES – 5.2%
United States – 5.2%
U.S. Treasury Bonds 3.00%, 5/15/42	895	955,552
3.125%, 2/15/42	540	590,457
4.50%, 2/15/36	3,460	4,720,737
4.625%, 2/15/40	2,353	3,311,903
U.S. Treasury Notes 0.25%, 3/31/14	2,505	2,504,218
0.875%, 11/30/16-1/31/17	6,225	6,297,797
1.00%, 8/31/16	9,263	9,430,475
1.75%, 5/15/22	860	873,437
2.00%, 2/15/22	355	369,339

Total Governments - Treasuries (cost $27,087,984)		29,053,915

AGENCIES – 3.4%
Agency Debentures – 3.1%
Federal Farm Credit Bank 0.259%, 10/12/12(e)	910	910,374
0.289%, 4/26/13(e)	5,845	5,851,523
0.299%, 6/26/13(e)	2,700	2,703,626
Federal National Mortgage Association 0.27%, 10/18/12(e)	600	600,255
6.25%, 5/15/29	2,651	3,847,251
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	3,475	3,038,189

		16,951,218

Agency Subordinated – 0.3%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22	1,706	1,755,658

Total Agencies (cost $17,327,329)		18,706,876

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 2.8%
Autos - Fixed Rate – 0.9%
Ally Auto Receivables Trust Series 2011-5, Class A2 0.80%, 6/16/14	$508	$508,265
Series 2012-1, Class A2 0.71%, 9/15/14	410	410,050
Ally Master Owner Trust Series 2010-3, Class A 2.88%, 4/15/15(c)	460	467,181
AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15	174	174,329
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16	295	294,091
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16	180	180,156
Series 2012-1, Class A3 0.89%, 9/15/16	190	189,839
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(c)	262	261,374
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17	245	245,323
Mercedes-Benz Auto Lease Trust Series 2012-A, Class A2 0.66%, 4/15/14	456	455,840
Series 2011-B, Class A2 0.90%, 1/15/14(c)	495	495,719
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14	330	329,880
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)	470	470,353
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14	377	378,220
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2 0.61%, 10/20/14	362	361,968

		5,222,588

Credit Cards - Floating Rate – 0.7%
American Express Credit Account Master Trust Series 2011-1, Class A 0.409%, 4/17/17(e)	760	760,839

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Chase Issuance Trust Series 2012-A1, Class A1 0.339%, 5/16/16(e)	$1,585	$1,584,915
Discover Card Master Trust Series 2010-A1, Class A1 0.889%, 9/15/15(e)	244	245,076
Series 2009-A1, Class A1 1.539%, 12/15/14(e)	265	265,091
Series 2009-A2, Class A 1.539%, 2/17/15(e)	230	230,526
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.939%, 2/15/17(c)(e)	370	370,200
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.81%, 3/18/14(c)(e)	405	405,290

		3,861,937

Autos - Floating Rate – 0.5%
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.939%, 2/15/17(e)	470	484,655
Series 2012-1, Class A 0.709%, 1/15/16(e)	701	703,226
GE Dealer Floorplan Master Note Trust Series 2012-2, Class A 0.989%, 4/22/19(e)	765	764,999
Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.389%, 10/25/16(c)(e)	189	190,588
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.71%, 5/15/17(e)	750	750,022

		2,893,490

Home Equity Loans - Floating Rate – 0.4%
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.62%, 3/20/36(e)	2,680	1,927,936
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.599%, 3/25/37(e)(g)	684	3,804

		1,931,740

Other ABS - Fixed Rate – 0.2%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)	198	198,013
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17	286	286,071
Series 2010-C, Class A3 1.17%, 5/15/15	316	316,930

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15	$160	$159,720
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(c)	208	208,297

		1,169,031

Credit Cards - Fixed Rate – 0.1%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17	240	240,066

Total Asset-Backed Securities (cost $16,747,963)		15,318,852

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%
Non-Agency Fixed Rate CMBS – 1.5%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	1,230	1,372,898
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.242%, 4/10/37	360	245,313
Series 2007-GG9, Class A4 5.444%, 3/10/39	670	730,702
GS Mortgage Securities Corp. II Series 2012-GCJ7, Class A4 3.377%, 5/10/45	800	823,072
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 5.817%, 6/15/49	730	788,218
Series 2010-C2, Class A1 2.749%, 11/15/43(c)	312	321,351
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3 5.43%, 2/15/40	670	733,306
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38	443	447,402
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A2 5.291%, 7/12/46	676	686,871
Series 2006-3, Class A4 5.414%, 7/12/46	1,805	2,032,959
Series 2006-4, Class AM 5.204%, 12/12/49	285	272,632

		8,454,724

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.2%
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.813%, 5/15/46(e)	$745	$824,692

Total Commercial Mortgage-Backed Securities (cost $8,757,431)		9,279,416

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Indonesia – 0.0%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)	370	364,450

Kazakhstan – 0.0%
KazMunayGas National Co. 7.00%, 5/05/20(c)	301	328,090

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(c)	435	498,433

South Korea – 0.1%
Korea National Oil Corp. 3.125%, 4/03/17(c)	365	366,700

United Arab Emirates – 0.1%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)	370	377,863

Total Quasi-Sovereigns (cost $1,833,590)		1,935,536

CORPORATES - NON-INVESTMENT GRADES – 0.3%
Industrial – 0.3%
Basic – 0.1%
LyondellBasell Industries NV 5.75%, 4/15/24(c)	400	414,964

Capital Goods – 0.1%
Ball Corp. 5.00%, 3/15/22	220	222,200
BE Aerospace, Inc. 5.25%, 4/01/22	220	222,200

		444,400

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22(c)	145	144,819
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(b)(c)	220	212,300

		357,119

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Energy – 0.0%
Cimarex Energy Co. 5.875%, 5/01/22	$108	$110,700

		1,327,183

Utility – 0.0%
Electric – 0.0%
CMS Energy Corp. 5.05%, 3/15/22	119	123,276

Total Corporates - Non-Investment Grades (cost $1,434,560)		1,450,459

INFLATION-LINKED SECURITIES – 0.2%
United States – 0.2%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $988,385)	980	985,257

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Indonesia – 0.0%
Republic of Indonesia 5.25%, 1/17/42(c)	365	360,894

Qatar – 0.1%
State of Qatar 4.50%, 1/20/22(c)	375	402,562

Total Governments - Sovereign Bonds (cost $729,493)		763,456

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
United States – 0.1%
California GO 7.625%, 3/01/40 (cost $581,790)	570	739,997

	Shares

PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Finance – 0.0%
Citigroup Capital XII 8.50%(b) (cost $225,000)	9,000	232,830

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(h) (cost $13,793,948)	13,793,948	$13,793,948

Total Investments Before Security Lending Collateral for Securities Loaned – 100.5% (cost $516,112,662)		556,957,524

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.8%
Investment Companies – 0.8%
AllianceBernstein Exchange Reserves – Class I, 0.20%(h) (cost $4,303,350)	4,303,350	4,303,350

Total Investments – 101.3% (cost $520,416,012)		561,260,874
Other assets less liabilities – (1.3)%		(7,354,834)

Net Assets – 100.0%		$553,906,040

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services, Inc.:
CDX-NAIGS17V1-5 Year Index, 12/20/16*	(1.00)%	1.16%	$3,590	$17,108	$60,937	$(43,829)

*	Termination date

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the aggregate market value of these securities amounted to $14,356,065 or 2.6% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at May 31, 2012.

(e)	Floating Rate Security. Stated interest rate was in effect at May 31, 2012.

(f)	Variable rate coupon, rate shown as of May 31, 2012.

(g)	Illiquid security.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $502,318,714)	$543,163,576	(a)
Affiliated issuers (cost $18,097,298—including investment of cash collateral for securities loaned of $4,303,350)	18,097,298
Receivable for capital stock sold	5,199,943
Interest and dividends receivable	1,791,263
Receivable for investment securities sold	1,685,510
Premium paid on credit default swap contracts	60,937

Total assets	569,998,527

Liabilities
Payable for investment securities purchased	8,527,491
Payable for collateral received on securities loaned	4,303,350
Payable for capital stock redeemed	2,428,708
Advisory fee payable	241,597
Distribution fee payable	195,465
Transfer Agent fee payable	75,186
Unrealized depreciation on credit default swap contracts	43,829
Administrative fee payable	13,909
Accrued expenses	262,952

Total liabilities	16,092,487

Net Assets	$553,906,040

Composition of Net Assets
Capital stock, at par	$349,287
Additional paid-in capital	559,594,208
Undistributed net investment income	434,199
Accumulated net realized loss on investment transactions	(47,272,687)
Net unrealized appreciation on investments	40,801,033

	$553,906,040

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$387,918,702	24,157,752	$16.06	*

B	$40,190,378	2,675,136	$15.02

C	$68,521,769	4,535,528	$15.11

Advisor	$47,077,551	2,923,583	$16.10

R	$6,419,368	401,043	$16.01

K	$2,928,803	182,784	$16.02

I	$849,469	52,905	$16.06

(a)	Includes securities on loan with a value of $4,145,503 (see Note E).

*	The maximum offering price per share for Class A shares was $16.77 which reflects a sales charge of 4.25%.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$3,886,300
Affiliated issuers	18,223
Interest	2,342,286
Securities lending income	4,999	$6,251,808

Expenses
Advisory fee (see Note B)	1,401,707
Distribution fee—Class A	565,741
Distribution fee—Class B	242,328
Distribution fee—Class C	354,599
Distribution fee—Class R	14,738
Distribution fee—Class K	3,681
Transfer agency—Class A	374,517
Transfer agency—Class B	60,231
Transfer agency—Class C	73,213
Transfer agency—Advisor Class	29,798
Transfer agency—Class R	7,664
Transfer agency—Class K	2,945
Transfer agency—Class I	85
Custodian	95,864
Registration fees	58,167
Printing	38,030
Administrative	28,774
Directors’ fees	27,110
Audit	24,608
Legal	20,737
Miscellaneous	14,078

Total expenses		3,438,615

Net investment income		2,813,193

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		24,072,047
Swap contracts		(214,408)
Net change in unrealized appreciation/depreciation of:
Investments		2,491,681
Swap contracts		38,580

Net gain on investment transactions		26,387,900

Net Increase in Net Assets from Operations		$29,201,093

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,813,193	$8,677,220
Net realized gain on investment transactions	23,857,639	46,359,869
Net change in unrealized appreciation/depreciation of investments	2,530,261	(7,366,865)

Net increase in net assets from operations	29,201,093	47,670,224
Dividends to Shareholders from
Net investment income
Class A	(3,194,561)	(6,964,919)
Class B	(250,195)	(753,943)
Class C	(373,747)	(836,134)
Advisor Class	(232,959)	(601,071)
Class R	(36,538)	(98,608)
Class K	(24,362)	(48,477)
Class I	(8,645)	(25,053)
Capital Stock Transactions
Net decrease	(5,835,489)	(100,081,948)

Total increase (decrease)	19,244,597	(61,739,929)
Net Assets
Beginning of period	534,661,443	596,401,372

End of period (including undistributed net investment income of $434,199 and $1,742,013, respectively)	$553,906,040	$534,661,443

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$385,538,475		$	– 0	–	$	– 0	–	$385,538,475
Corporates – Investment Grades	– 0	–		44,078,305			– 0	–	44,078,305
Mortgage Pass-Throughs	– 0	–		35,080,202			– 0	–	35,080,202
Governments – Treasuries	– 0	–		29,053,915			– 0	–	29,053,915
Agencies	– 0	–		18,706,876			– 0	–	18,706,876
Asset-Backed Securities	– 0	–		11,453,082			3,865,770		15,318,852
Commercial Mortgage-Backed Securities	– 0	–		6,415,255			2,864,161		9,279,416
Quasi-Sovereigns	– 0	–		1,935,536			– 0	–	1,935,536
Corporates – Non-Investment Grades	– 0	–		1,450,459			– 0	–	1,450,459
Inflation-Linked Securities	– 0	–		985,257			– 0	–	985,257
Governments – Sovereign Bonds	– 0	–		763,456			– 0	–	763,456
Local Governments – Municipal Bonds	– 0	–		739,997			– 0	–	739,997
Preferred Stocks	232,830			– 0	–		– 0	–	232,830
Short-Term Investments	13,793,948			– 0	–		– 0	–	13,793,948
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	4,303,350			– 0	–		– 0	–	4,303,350

Total Investments in Securities	403,868,603			150,662,340			6,729,931		561,260,874

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2			Level 3			Total
Other Financial Instruments**:
Assets	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–
Liabilities:
Credit Default Swap Contracts		– 0	–		(43,829)			– 0	–		(43,829)

Total		$403,868,603			$150,618,511			$6,729,931			$561,217,045

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 11/30/11	$2,725,292		$1,377,909			$1,554
Accrued discounts/(premiums)	5		20,352			3
Realized gain (loss)	3		32,730			649
Change in unrealized appreciation/depreciation	237,811		19,238			479,392
Purchases	1,248,787		1,560,897			– 0	–
Sales	(346,128)		(146,965)			(481,598)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 5/31/12	$3,865,770		$2,864,161		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/12*	$237,811		$19,238		$	– 0	–

	Total
Balance as of 11/30/11	$4,104,755
Accrued discounts/(premiums)	20,360
Realized gain (loss)	33,382
Change in unrealized appreciation/depreciation	736,441
Purchases	2,809,684
Sales	(974,691)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 5/31/12	$6,729,931

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/12*	$257,049

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2012, such fee amounted to $28,774.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $203,513 for the six months ended May 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,369 from the sale of Class A shares and received $4,294, $5,626 and $738 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 24,489	$118,183	$128,878	$13,794	$13

Brokerage commissions paid on investment transactions for the six months ended May 31, 2012 amounted to $268,978, of which $443 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,185,078, $3,133,823, $373,674 and $233,908 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$195,786,925	$182,518,563
U.S. government securities	73,994,064	77,884,618

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$56,125,427
Gross unrealized depreciation	(15,280,565)

Net unrealized appreciation	$40,844,862

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended May 31, 2012, the Fund held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2012, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2012, the Fund had no OTC derivatives with contingent features in net liability positions.

At May 31, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts			Unrealized depreciation on credit default swap contracts	$43,829

Total				$43,829

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$ (214,408)	$ 38,580

Total		$ (214,408)	$ 38,580

For the six months ended May 31, 2012, the average monthly notional amount of credit default swaps was $5,811,214.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended May 31, 2012, the Fund earned drop income of $54,869 which is included in interest income in the accompanying statement of operations.

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2012, the Fund had securities on loan with a value of $4,145,503 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,303,350. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $4,999 and $5,034 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 5,825	$31,664	$33,186	$4,303	$5

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Class A
Shares sold	2,206,039	3,179,105	$36,148,364	$48,594,884

Shares issued in reinvestment of dividends	183,766	419,554	2,909,736	6,306,562

Shares converted from Class B	609,383	1,364,952	9,970,927	20,965,446

Shares redeemed	(3,673,234)	(7,958,910)	(59,606,471)	(120,644,228)

Net decrease	(674,046)	(2,995,299)	$(10,577,444)	$(44,777,336)

Class B
Shares sold	69,425	155,549	$1,054,639	$2,218,288

Shares issued in reinvestment of dividends	15,917	49,830	234,256	701,142

Shares converted to Class A	(650,787)	(1,456,621)	(9,970,927)	(20,965,446)

Shares redeemed	(302,929)	(1,068,137)	(4,621,020)	(15,237,272)

Net decrease	(868,374)	(2,319,379)	$(13,303,052)	$(33,283,288)

Class C
Shares sold	181,103	336,189	$2,740,525	$4,826,214

Shares issued in reinvestment of dividends	21,446	49,927	318,301	707,339

Shares redeemed	(389,181)	(1,205,745)	(5,946,047)	(17,301,547)

Net decrease	(186,632)	(819,629)	$(2,887,221)	$(11,767,994)

Advisor Class
Shares sold	1,785,638	427,214	$29,289,400	$6,531,708

Shares issued in reinvestment of dividends	11,600	37,841	184,529	569,275

Shares redeemed	(590,054)	(985,224)	(9,249,657)	(15,145,828)

Net increase (decrease)	1,207,184	(520,169)	$20,224,272	$(8,044,845)

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Class R
Shares sold	137,735	89,544	$2,231,238	$1,348,008

Shares issued in reinvestment of dividends	2,312	6,574	36,538	98,608

Shares redeemed	(86,721)	(194,897)	(1,399,179)	(2,919,116)

Net increase (decrease)	53,326	(98,779)	$868,597	$(1,472,500)

Class K
Shares sold	19,368	87,717	$312,088	$1,320,401

Shares issued in reinvestment of dividends	1,541	3,232	24,361	48,476

Shares redeemed	(29,439)	(96,360)	(468,800)	(1,444,762)

Net decrease	(8,530)	(5,411)	$(132,351)	$(75,885)

Class I
Shares sold	1,894	4,010	$30,882	$61,092

Shares issued in reinvestment of dividends	544	1,670	8,644	25,053

Shares redeemed	(4,326)	(47,609)	(67,816)	(746,245)

Net decrease	(1,888)	(41,929)	$(28,290)	$(660,100)

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$9,328,205	$12,497,083

Total taxable distributions	9,328,205	12,497,083

Total distributions paid	$9,328,205	$12,497,083

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Notes to Financial Statements

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,659,607
Accumulated capital and other losses	(67,834,289	)(a)
Unrealized appreciation/(depreciation)	35,057,147	(b)

Total accumulated earnings/(deficit)	$(31,117,535)

(a)

On November 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $67,834,289 which expires in the year 2017. During the fiscal year, the Fund utilized capital loss carryforwards of $47,689,645.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to the tax deferral of losses on wash sales and the tax treatment of swap income.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.32	$ 14.36	$ 13.43	$ 11.06	$ 18.28	$ 18.29

Income From Investment Operations
Net investment income(a)	.09	.25	.25	.27	.34	.38
Net realized and unrealized gain (loss) on investment transactions	.78	.97	.95	2.39	(5.85)	.46
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	.87	1.22	1.20	2.66	(5.51)	.87

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.26)	(.27)	(.29)	(.36)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.13)	(.26)	(.27)	(.29)	(1.71)	(.88)

Net asset value, end of period	$ 16.06	$ 15.32	$ 14.36	$ 13.43	$ 11.06	$ 18.28

Total Return
Total investment return based on net asset value(b)*	5.71%	8.57%	9.04%	24.43%	(33.06)%	4.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$387,919	$380,338	$399,687	$481,427	$452,619	$956,157
Ratio to average net assets of:
Expenses	1.10	%(c)	1.08%	1.14	%(d)	1.08%	.97%	.92%
Net investment income	1.17	%(c)	1.67%	1.83	%(d)	2.30%	2.30%	2.10%
Portfolio turnover rate	49%	87%	69%	111%	118%	66%

See footnote summary on page 57.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.34	$ 13.46	$ 12.59	$ 10.39	$ 17.27	$ 17.32

Income From Investment Operations
Net investment income(a)	.03	.13	.14	.17	.22	.23
Net realized and unrealized gain (loss) on investment transactions	.72	.90	.90	2.23	(5.51)	.43
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	.75	1.03	1.04	2.40	(5.29)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.15)	(.17)	(.20)	(.24)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.07)	(.15)	(.17)	(.20)	(1.59)	(.74)

Net asset value, end of period	$ 15.02	$ 14.34	$ 13.46	$ 12.59	$ 10.39	$ 17.27

Total Return
Total investment return based on net asset value(b)*	5.26%	7.68%	8.34%	23.41%	(33.56)%	4.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,190	$50,797	$78,888	$121,871	$155,339	$360,548
Ratio to average net assets of:
Expenses	1.87	%(c)	1.85%	1.90	%(d)	1.85%	1.72%	1.67%
Net investment income	.38	%(c)	.91%	1.07	%(d)	1.53%	1.54%	1.34%
Portfolio turnover rate	49%	87%	69%	111%	118%	66%

See footnote summary on page 57.

ALLIANCEBERNSTEIN BALANCED SHARES •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.42	$ 13.54	$ 12.67	$ 10.44	$ 17.35	$ 17.40

Income From Investment Operations
Net investment income(a)	.03	.14	.14	.18	.22	.24
Net realized and unrealized gain (loss) on investment transactions	.74	.90	.90	2.25	(5.54)	.42
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	.77	1.04	1.04	2.43	(5.32)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.16)	(.17)	(.20)	(.24)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.08)	(.16)	(.17)	(.20)	(1.59)	(.74)

Net asset value, end of period	$ 15.11	$ 14.42	$ 13.54	$ 12.67	$ 10.44	$ 17.35

Total Return
Total investment return based on net asset value(b)*	5.35%	7.71%	8.29%	23.59%	(33.58)%	4.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,522	$68,095	$75,021	$84,098	$81,907	$168,496
Ratio to average net assets of:
Expenses	1.83	%(c)	1.80%	1.86	%(d)	1.81%	1.70%	1.66%
Net investment income	.44	%(c)	.94%	1.10	%(d)	1.57%	1.58%	1.36%
Portfolio turnover rate	49%	87%	69%	111%	118%	66%

See footnote summary on page 57.

52	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.36	$ 14.40	$ 13.46	$ 11.08	$ 18.32	$ 18.33

Income From Investment Operations
Net investment income(a)	.12	.30	.29	.31	.39	.44
Net realized and unrealized gain (loss) on investment transactions	.77	.97	.96	2.39	(5.87)	.45
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	.89	1.27	1.25	2.70	(5.48)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.31)	(.31)	(.32)	(.41)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.15)	(.31)	(.31)	(.32)	(1.76)	(.93)

Net asset value, end of period	$ 16.10	$ 15.36	$ 14.40	$ 13.46	$ 11.08	$ 18.32

Total Return
Total investment return based on net asset value(b)*	5.83%	8.85%	9.41%	24.84%	(32.89)%	5.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,078	$26,360	$32,205	$56,024	$51,761	$91,198
Ratio to average net assets of:
Expenses	.81	%(c)	.79%	.84	%(d)	.79%	.68%	.63%
Net investment income	1.49	%(c)	1.96%	2.12	%(d)	2.59%	2.61%	2.38%
Portfolio turnover rate	49%	87%	69%	111%	118%	66%

See footnote summary on page 57.

ALLIANCEBERNSTEIN BALANCED SHARES •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.26	$ 14.31	$ 13.38	$ 11.02	$ 18.23	$ 18.25

Income From Investment Operations
Net investment income(a)	.07	.21	.21	.24	.31	.34
Net realized and unrealized gain (loss) on investment transactions	.79	.96	.96	2.38	(5.85)	.43
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	.86	1.17	1.17	2.62	(5.54)	.80

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.22)	(.24)	(.26)	(.32)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.11)	(.22)	(.24)	(.26)	(1.67)	(.82)

Net asset value, end of period	$ 16.01	$ 15.26	$ 14.31	$ 13.38	$ 11.02	$ 18.23

Total Return
Total investment return based on net asset value(b)*	5.62%	8.19%	8.81%	24.15%	(33.27)%	4.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,419	$5,308	$6,391	$6,645	$5,753	$8,432
Ratio to average net assets of:
Expenses	1.38	%(c)	1.38%	1.39	%(d)	1.32%	1.25%	1.24%
Net investment income	.89	%(c)	1.38%	1.57	%(d)	2.06%	2.06%	1.83%
Portfolio turnover rate	49%	87%	69%	111%	118%	66%

See footnote summary on page 57.

54	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.28	$ 14.34	$ 13.40	$ 11.03	$ 18.24	$ 18.28

Income From Investment Operations
Net investment income(a)	.10	.25	.26	.28	.35	.42
Net realized and unrealized gain (loss) on investment transactions	.77	.96	.95	2.38	(5.85)	.40
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	.87	1.21	1.21	2.66	(5.50)	.85

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.27)	(.27)	(.29)	(.36)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.13)	(.27)	(.27)	(.29)	(1.71)	(.89)

Net asset value, end of period	$ 16.02	$ 15.28	$ 14.34	$ 13.40	$ 11.03	$ 18.24

Total Return
Total investment return based on net asset value(b)*	5.72%	8.48%	9.18%	24.57%	(33.07)%	4.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,929	$2,924	$2,820	$3,378	$5,437	$7,715
Ratio to average net assets of:
Expenses	1.07	%(c)	1.07%	1.09	%(d)	1.02%	.97%	.93%
Net investment income	1.20	%(c)	1.68%	1.88	%(d)	2.37%	2.35%	2.14%
Portfolio turnover rate	49%	87%	69%	111%	118%	66%

See footnote summary on page 57.

ALLIANCEBERNSTEIN BALANCED SHARES •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.31	$ 14.36	$ 13.42	$ 11.04	$ 18.26	$ 18.27

Income From Investment Operations
Net investment income(a)	.13	.33	.32	.33	.42	.44
Net realized and unrealized gain (loss) on investment transactions	.79	.95	.95	2.39	(5.87)	.45
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	.92	1.28	1.27	2.72	(5.45)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.33)	(.33)	(.34)	(.42)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.17)	(.33)	(.33)	(.34)	(1.77)	(.93)

Net asset value, end of period	$ 16.06	$ 15.31	$ 14.36	$ 13.42	$ 11.04	$ 18.26

Total Return
Total investment return based on net asset value(b)*	6.00%	8.97%	9.64%	25.09%	(32.84)%	5.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$849	$839	$1,389	$2,146	$18,409	$2,748
Ratio to average net assets of:
Expenses	.64	%(c)	.64%	.66	%(d)	.69%	.62%	.60%
Net investment income	1.63	%(c)	2.13%	2.30	%(d)	2.69%	2.72%	2.40%
Portfolio turnover rate	49%	87%	69%	111%	118%	66%

See footnote summary on page 57.

56	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2012 and years ended November 30, 2011, November 30, 2010, November 30, 2009, November 30, 2008 and November 30, 2007 by 0.01%, 0.03%, 0.20%, 0.27%, 0.05% and 0.13%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	57

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Vice President

Paul J. DeNoon(2), Vice President

Vincent C. DuPont, Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice  President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Adviser’s U.S. Investment Grade Core Fixed-Income Team. Mr. Frank Caruso is the investment professional responsible for the day-to-day management of the equity component of the Fund’s portfolio and Messrs. Paul DeNoon, Shawn Keegan, Douglas Peebles and Greg Wilensky and Ms. Alison Martier are the investment professionals responsible for the day-to-day management of the debt component of the Fund’s portfolio.

58	• ALLIANCEBERNSTEIN BALANCED SHARES

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Balanced Shares, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

ALLIANCEBERNSTEIN BALANCED SHARES •	59

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research

60	• ALLIANCEBERNSTEIN BALANCED SHARES

services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Fund’s composite index (60% Russell 1000 Value Index/40% Barclays Capital U.S. Aggregate Bond Index) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012. The directors noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Fund outperformed the Index in the 1- and 3-year periods and lagged the Index in the 5- and 10-year periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Average and the Index. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee advisory rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably

ALLIANCEBERNSTEIN BALANCED SHARES •	61

sized institutional accounts using strategies that differ from those of the Fund but which invest in equity and fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 50.9 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group medians. The directors noted that the Fund’s total expense ratio was similar to the Expense Group median and lower than the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing

62	• ALLIANCEBERNSTEIN BALANCED SHARES

breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

ALLIANCEBERNSTEIN BALANCED SHARES •	63

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

64	• ALLIANCEBERNSTEIN BALANCED SHARES

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Fund	Net Assets 3/31/12 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.[4]	$555.6	60 bp on 1st $200 million 50 bp on next $200 million 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $56,856 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Balanced Shares, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.84 1.14 1.90 1.86 1.39 1.09 0.66	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	Jones v. Harris at 1427.

4	The Fund was not affected by the Adviser’s settlement with the NYAG since the Fund had lower breakpoints than the applicable NYAG related fee schedule.

ALLIANCEBERNSTEIN BALANCED SHARES •	65

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

66	• ALLIANCEBERNSTEIN BALANCED SHARES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)7 and the Fund’s contractual management fee ranking.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[9]	Lipper Exp. Group Median (%)	Rank
Balanced Shares, Inc.	0.509	0.661	2/12

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

ALLIANCEBERNSTEIN BALANCED SHARES •	67

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	1.084	1.082	7/12	1.204	12/48

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s

10	Most recently completed fiscal year end Class A total expense ratio.

68	• ALLIANCEBERNSTEIN BALANCED SHARES

prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $6,204, $2,604,775 and $27,244 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $485,550 in fees from the Fund.11

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, and pay commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based

11	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN BALANCED SHARES •	69

on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

70	• ALLIANCEBERNSTEIN BALANCED SHARES

Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings16 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended February 29, 2012.18

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	9.19	4.19	1.81	1/12	1/110
3 year	19.58	19.64	20.02	7/12	56/101
5 year	2.15	2.29	2.13	7/12	43/90
10 year	4.99	4.29	5.13	4/9	28/49

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

18	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BALANCED SHARES •	71

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)19 versus its benchmarks.20 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending February 29, 2012 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Balanced Shares, Inc.	9.19	19.58	2.15	4.99	9.19	11.31	0.32	10
60% Russell 1000 Value Index / 40% Barclays Capital Aggregate Bond Index	5.00	18.17	2.34	5.51	5.00	10.06	0.39	10
Russell 1000 Value Index	2.18	25.01	-1.08	4.75	2.18	N/A	N/A	N/A
Barclays Capital U.S. Aggregate Index	8.37	7.52	6.36	5.68	8.37	N/A	N/A	N/A
Inception Date: June 8, 1932

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

May 25, 2012

19	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

20	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

21	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

72	• ALLIANCEBERNSTEIN BALANCED SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	73

AllianceBernstein Family of Funds

NOTES

74	• ALLIANCEBERNSTEIN BALANCED SHARES

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	75

NOTES

76	• ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0152-0512

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 23, 2012

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 23, 2012